August 2026 Investor Presentation Exhibit 99.2

This presentation is being provided by WhiteHawk Minerals Corp. (the “Company”) for informational purposes only. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company. Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, statements regarding the Company’s expectations with respect to future performance, growth opportunities, acquisition pipeline (including the availability of private equity-owned mineral interests for acquisition and remaining portfolio multiples), expected cash flow from or impact of acquisitions on our business, dividend policy, natural gas demand projections (including estimated incremental demand from artificial intelligence (“AI”) data centers, new power plants, and LNG export capacity growth through 2031), and other statements that are not historical facts. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: changes in commodity prices; the pace and extent of AI-related electricity demand and LNG export development; the Company’s ability to identify and consummate acquisitions on favorable terms; operator drilling and completion activity on the Company's acreage; regulatory changes; general economic and market conditions; and the risks described under "Risk Factors" in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company assumes no obligation to update any forward-looking statement, except as required by applicable law. Industry and Market Data Certain information contained in this presentation relating to market size, industry trends, and the Company’s competitive position is based on estimates prepared by the Company’s management using publicly available data, third-party reports, and internal analyses. While the Company believes these estimates are reasonable, they have not been independently verified, and the Company makes no representation as to their accuracy or completeness. Actual market conditions may differ from those assumed in this presentation. Non-GAAP Financial Measures This presentation references certain non-GAAP financial measures. These measures are not standardized financial measures under GAAP and may not be comparable to similar measures used by other companies. Non-GAAP financial measures should be considered as supplements to, and not substitutes for, financial information prepared in accordance with GAAP. For reconciliations of these non-GAAP measures to their most directly comparable GAAP measures, please refer to the Appendix to this presentation. "Adjusted EBITDA" means net income (loss) before interest expense, income taxes, and depreciation, depletion and amortization, adjusted for unrealized gains and losses on commodity derivative instruments, non-cash equity-based compensation, if any, accretion of asset retirement obligations, impairment of oil and natural gas properties, if any, gains and losses on sales of assets, if any, loss on extinguishment of debt, transaction costs, and other non-cash or non-recurring operating expenses, if any. "Cash Available for Distribution" means net cash provided by operating activities excluding amortization of debt issuance costs, interest expense, net, transaction costs, deferred taxes, provision for income taxes, management fees, and changes in operating assets and liabilities, plus or minus amounts for certain non-cash operating activities, cash interest expense, cash taxes, and cash preferred dividends. “CAD per Share” means Cash Available for Distribution per share of Class A and Class B common stock. Trademarks This presentation may contain trademarks, service marks, trade names, and copyrights of other companies, which are the property of their respective owners. The Company's use thereof does not imply affiliation with, or endorsement by, the owners of such marks. No Representations or Warranties This presentation has been prepared based on information available to the Company as of the date hereof and has not been independently verified. No representation or warranty, express or implied, is made as to the accuracy, completeness, or reliability of the information contained herein, and the Company expressly disclaims any and all liability that may be based on such information or errors or omissions therefrom. The Company undertakes no obligation to update or revise the information contained in this presentation. Disclaimer Disclosure

Executive Summary

WhiteHawk is the Premier Natural Gas Mineral Company

Current WhiteHawk Footprint



Marcellus
Haynesville
WhiteHawk Units

~3.6MM	~13%	9,100+
gross unit acres(1)	exposure to all 2025 U.S. dry gas production	gross undeveloped locations(2)

WhiteHawk at a Glance

- Natural gas-focused minerals and royalties company founded by a management team with over 125 years of experience
- ~3.6MM gross unit acres in the core of the Marcellus and Haynesville basins underlying the industry's premier operators
  - ~70 MMcfe/d Q2 2026 net production

AI and LNG are fueling a new demand cycle in U.S. Natural Gas

How We Capture Value for Our Shareholders

Accretively consolidating the fragmented natural gas mineral space by leveraging management's deep in-basin relationships

- Eight large acquisitions since inception in 2022
- ~33x remaining current portfolio multiple on existing acreage
- ~$3-5 billion of private equity-owned interests in Appalachia & Haynesville nearing the end of their investment cycles and fund lives

Capitalizing on our high-margin business to send value directly to shareholders

- We plan to distribute a substantial portion of Cash Available for Distribution(3)

Protecting the balance sheet through a conservative cap structure

WHITEHAWK MINERALS

Source: EIA, Enverus, and Company provided data. WhiteHawk provided data as of 6/30/2026 unless otherwise noted. Does not include SJM II acquisition.
(1) The total acres within a drilling spacing unit, as the case may be, in which a mineral or royalty interest is owned.
(2) Inclusive of gross locations in proved and other undeveloped locations.
(3) See Disclaimer for definition of Cash Available for Distribution.

4

Post-IPO Acquisitions Asset Overview & Key Metrics

Category	Overview
Number of Acquisitions	9 Transactions
Total Purchase Price	$111.8 million
Gross Unit Acres	~700,000 acres
Net Royalty Acres (1)	11,810
Average NRI	0.21%
Metrics	**Key Statistics**
2027E Cash Flow	$17.0 million
2028E Cash Flow	$18.5 million
Locations Summary	**Gross Locations**
PDP	>1,700
WIP + Permit	>245
Undeveloped	>2,500

Appalachia Acquisitions Map



COLUMBIANA
BEAVER
BUTLER
ARMSTRONG
CARROLL
HANCOCK
ALLEGHENY
JEFFERSON
HARRISON
WESTMORELAND
BROOKE
WASHINGTON
OHIO
BELMONT
MARSHALL
GREENE
MONROE
WETZEL
MARION
TYLER
PLEASANTS
DODDRIDGE
HARRISON
RITCHIE
LEWIS
OH
PA
WV
CNX
Range
Antero
EQT
Other
46%
18%
15%
7%
5%
9%
EQT
Antero
RANGE RESOURCES
CNX
expand
OTHER

Haynesville Acquisitions Map



HARRISON
WEBSTER
BOSSIER
CADDO
TX
LA
BIENVILLE
PANOLA
RED RIVER
DE SOTO
SHELBY
SAN AUGUSTINE
SABINE
Adamas
Apex
Exco
BP
Expand
Other
58%
13%
9%
3%
17%
expand
APEX NATURAL GAS
ADAMAS
COMSTOCK RESOURCES
OTHER

Note: Pie Charts reflect gross locations acquired by operator. Gross locations do not include undeveloped locations. Rig data as of July 27, 2026.

(1) Normalized to 1/8th.

WHITEHAWK MINERALS

5

Q2 2026 Highlights Production by Basin Key Metrics – Three Months Ended June 30, 2026 70.0 MMcfe/d Capitalization Table ($ in Millions, as of June 30, 2026) Source: WhiteHawk provided data as of 6/30/2026. Assumes WHK share price of $26.46 as market close on August 11, 2026 and 27,545,450 Class A + Class B shares outstanding. See Disclaimer for definition of Adjusted EBITDA and Cash Available for Distribution. Net Production 70.0 MMcfe/d Adjusted EBITDA (2) $20.7 million Cash Available for Distribution (2) $17.4 million Cash Available for Distribution per Share (2) $0.63/share Common Equity Cash Dividend $0.11/share (Reflects $2.00/share annualized, prorated for June 10th IPO through June 30th, 2026)

WhiteHawk is the Premier Natural Gas Consolidator

Track Record of Strategic Acquisitions



Transaction Count
9
8
7
6
5
4
3
2
1
0
100% CAGR in NRAs
2022
2023
2024
2025
YTD
Prior Strategic Acquisitions
Strategic Acquisitions

Multiple Paths to Proprietary Deal Flow

WHITEHAWK MINERALS

Multi-Prong Acquisition Approach

Strategic

$3-$5 Billion

of Appalachia and Haynesville natural gas minerals and royalties owned by PE firms nearing exit

Ground Game

~33x

current portfolio multiple remaining on existing acreage

WhiteHawk is Built to Identify, Value, and Close on Premier Mineral Acreage

Source: WhiteHawk provided data as of 6/30/26. Does not include SJM II acquisition.

WHITEHAWK MINERALS

7

Executing the Strategy Outlined at IPO Acquiring core assets in WhiteHawk’s focus basins – Appalachia & Haynesville Top-tier operators underpinning production and development Attractive valuation to accretively add scale Providing investors and partners with additional opportunities to deploy capital Strong Q2’26 results with execution on strategic and ground game acquisitions ✔ ✔ ✔ ✔ ✔

Company Overview

Key Investment Highlights

1. Premier mineral & royalty interests in America's **most productive gas basins**
2. **Assets underlying top-tier operators** with visible development activity across WhiteHawk's footprint
3. **High-margin, capital-light** business model ensures robust cash available for distribution
4. **Significant, accretive acquisition pipeline** providing visibility on deploying capital into high-quality assets
5. Positioned at the epicenter of **AI-driven electricity demand and LNG export growth**
6. **Experienced management team with ground-level origination and strategic relationships** to generate a differentiated, repeatable acquisition pipeline

WHITEHAWK MINERALS

10

Core Acreage Anchored by Best-In Class Operators

Appalachia Overview

- The Appalachian Basin is the largest U.S. gas basin, producing **~38%** of U.S. natural gas in **2025 (Marcellus ~30%, Utica ~8%)** at some of the lowest breakeven costs
- Extensive pipeline network links the basin to major U.S. demand centers and Gulf Coast LNG export markets, supporting long-term growth
- As of June 30, 2026, WhiteHawk owns ~975K gross unit acres in PA and WV; position captured **~47%(1) of all Appalachia wells turned in line in 2024 and 2025** by leading operators

Top Operators	Production (Bcfe/d)	WHK Exposure(2)
EQT	7.4	49%
Antero Resources	3.3	33%
Range Resources	2.3	49%
CNX	1.8	57%

WhiteHawk Appalachia Assets

38% of 2025 U.S. dry gas production (~33 Bcf/d)



Lawrence
Butler
Armstrong
Jefferson
Clarion
Indiana
Beaver
Allegheny
Westmoreland
Cambria
Tuscarawas
Harrison
Washington
Ohio
Guernsey
Belmont
Somerset
Fayette
Marshall
Greene
Noble
Monroe
Monongalia
Wetzel
Marion
Garrett
Allegany
Preston
Tyler
Taylor
Mineral
Hampshire
Wood
Ritchie
Harrison
Barbour
Wirt
Lewis
Gilmer
Upshur
Roane
Braxton
Marcellus
6 Month Gas Mcf/1,000'
10,000
200,000+
WhiteHawk Marcellus Units

~975K gross unit acres

Average 2025 Dry Gas Appalachia Production: ~33 Bcf/d

11%
WhiteHawk % of Total 2025 Appalachia Wells TILd



89%

21%
WhiteHawk % of Total 2025 Appalachia Production



79%

Appalachia Production by Operator(3)



expand
Other
CNX
EQT
RANGE RESOURCES
Antero

WHITEHAWK MINERALS

Source: Enverus and EIA data.
(1) Limited to only operators listed on this page.
(2) Represents the percentage of each operator's 2025 gross Appalachia production in which WhiteHawk owns an interest in as of 12/31/25.
(3) WhiteHawk 2025 Appalachia gross production by operator.

11

Core Acreage Anchored by Best-In Class Operators

Haynesville Overview

- The Haynesville Basin is a core U.S. gas play **within ~150 miles of the Gulf Coast**, supplying feed gas to most major LNG export terminals and benefiting from high-deliverability, low-cost wells
- As of June 30, 2026, WhiteHawk holds ~725k gross unit acres in East Texas and North Louisiana, **providing direct exposure to LNG-driven demand growth**
- Responsible for the majority of LNG growth for the next five years as liquefaction capacity comes online

Top Operators	Production (Bcfe/d)	WHK Exposure[(1)]
expand	4.0	57%
ADAMAS	2.4	47%
COMSTOCK RESOURCES	1.5	33%
TOKYO GAS	1.4	23%

WhiteHawk Haynesville Assets

15% of 2025 U.S. dry gas production (~13 Bcf/d)



Marion
Harrison
Webster
Bossier
Caddo
Panola
Rusk
De Soto
Red River
Shelby
Natchitoches
Nacogdoches
Sabine
San Augustine
Sabine
Angelina
Haynesville
6 Month Gas Mcf/1,000'
10,000
350,000+
WhiteHawk Haynesville Units

~725K gross unit acres

Average 2025 Dry Gas Haynesville Production: ~13 Bcf/d



33%
WhiteHawk % of Total 2025 Haynesville Wells TILd
67%
40%
WhiteHawk % of Total 2025 Haynesville Production
60%

Haynesville Production by Operator[(2)]



Other
expand
TOKYO GAS
TRINITY OPERATING
COMSTOCK RESOURCES
ADAMAS

Source: Enverus and EIA data. Excludes Vector acquisition.
(1) Represents the percentage of each operator's 2025 gross Haynesville production in which WhiteHawk owns an interest in as of 12/31/25.
(2) WhiteHawk 2025 Haynesville gross production by operator.

WHITEHAWK MINERALS

12

High Margins Ensure Robust Cash Flow for Distribution

Generating higher cash margin per molecule…(2)


Illustrative Cash Margin ($/mcfe) at $4.00/mcfe
royalties
$0.50
F&D
$0.71
op costs
$1.33
$1.46
cash margin
Value Capture
of natural gas molecule
op costs
$0.59
$3.41
cash margin
Illustrative Working Interest Operator
WHITEHAWK MINERALS

…drives consistent distributions to shareholders across commodity cycles


$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Mar-22
Oct-22
May-23
Dec-23
Jul-24
Feb-25
Sep-25
Cumulative WhiteHawk Dividend
Henry Hub ($/MMBTU)

- Natural gas is more valuable to WhiteHawk than E&P companies because WhiteHawk pays minimal operating costs and no capital expenditures
- Results in a sustainable platform that supports attractive dividend yields, balance sheet flexibility, and long-term shareholder value
  - 49 months of consecutive dividend payments through IPO (1)

Source: Company provided data.
Note: Estimate based on typical molecule sold.
(1) Historical dividend was paid monthly. Dividends are not guaranteed and are authorized by the Board of Directors.
(2) Illustrative costs are based on EQT Corporation for the year ended December 31, 2025, as publicly reported in filings with the SEC, and assume a 12.5% royalty. F&D costs exclude lease acquisitions.

WHITEHAWK MINERALS
13

Appalachia is at the Epicenter of AI-Driven Electricity Growth

Commentary

- WhiteHawk's Appalachian acreage is at the epicenter of growing natural gas demand driven by new AI data centers and power plants
- The Company has **identified up to ~11.1[1] Bcf/d of incremental natural gas demand in close proximity to its acreage**
  - 21 new or planned power plants with anticipated total new demand of ~7.8 Bcf/d[1]
  - 28 new data centers with anticipated total new demand of ~3.3 Bcf/d[1]
- Large projects are already under construction in immediate proximity to WhiteHawk's acreage
  - **EQT will supply ~0.8 Bcf/d** to the site of the former coal-fired Bruce Mansfield Power Plant in Shippingport, PA
  - In Homer City, PA, a **4.22 GW power plant (~0.7 Bcf/d)** is being constructed to power AI data centers

New In-Basin Natural Gas Demand



OH
PA
MD
WV
VA
KY
Shippingport
800 mmcf/d
Homer City
650 mmcf/d
54 mmcf/d
231 mmcf/d
462 mmcf/d
28 mmcf/d
148 mmcf/d
277 mmcf/d
219 mmcf/d
46 mmcf/d
92 mmcf/d
30 mmcf/d
208 mmcf/d
123 mmcf/d
52 mmcf/d
85 mmcf/d
145 mmcf/d
306 mmcf/d
140 mmcf/d
662 mmcf/d
185 mmcf/d
88 mmcf/d
317 mmcf/d
96 mmcf/d
255 mmcf/d
31 mmcf/d
1417 mmcf/d
206 mmcf/d
1232 mmcf/d
33 mmcf/d
18 mmcf/d
76 mmcf/d
154 mmcf/d
139 mmcf/d
123 mmcf/d
169 mmcf/d
237 mmcf/d
370 mmcf/d
154 mmcf/d
31 mmcf/d
146 mmcf/d
46 mmcf/d
115 mmcf/d
Land Position
WhiteHawk Acreage
Infastructure
Power Plants
Under Construction
FID
Announced
Data Centers
Under Construction
FID
Announced
Transmission Lines
Natural Gas Pipelines
0 10 20 30 40 mi

Under Construction		FID		Announced		
3.4 Bcf/d	+	0.6 Bcf/d	+	7.0 Bcf/d	=	11.1 Bcf/d

WHITEHAWK MINERALS

Source: Public filings, S&P Global, www.homercityredevelopment.com, EQT investor presentation, and EIA data.
Note: Only includes sites with reported capacity.
(1) Assumed 6,250 MMBtu / GWh heat rate, therefore 1 GW of power = 154 MMcf/d.

14

Positioned to Capitalize on LNG Export Growth

Commentary

- WhiteHawk's Haynesville acreage is expected to directly benefit from the growing LNG export demand
- United States LNG export capacity is growing from **~17 Bcf/d currently to ~45 Bcf/d by 2031**
  - 17 Bcf/d of export capacity under construction and an additional ~11 Bcf/d capacity at FID and announced stages
- Most LNG is destined for Asian and European markets with prices 3-4x higher than the U.S. in 2025



LNG Liquefaction Capacity by Project Phase
Estimates
~28 Bcf/d
Announced 11 Bcf/d
Under Construction
Commercial Operation 17 Bcf/d
LNG Liquefaction Capacity (Bcf/d)
0
5
10
15
20
25
30
35
40
45
Dec-15 Jun-16 Dec-16 Jun-17 Dec-17 Jun-18 Dec-18 Jun-19 Dec-19 Jun-20 Dec-20 Jun-21 Dec-21 Jun-22 Dec-22 Jun-23 Dec-23 Jun-24 Dec-24 Jun-25 Dec-25 Jun-26 Dec-26 Jun-27 Dec-27 Jun-28 Dec-28 Jun-29 Dec-29 Jun-30 Dec-30 Jun-31

New In-Basin Natural Gas Demand[1]



~4.7 Bcf/d
~7.5 Bcf/d
~4.1 Bcf/d
~1.4 Bcf/d
~2.4 Bcf/d
~0.7 Bcf/d
~4.4 Bcf/d
Land Position
WhiteHawk Acreage
Infastructure
Natural Gas Pipelines
LNG Export Terminals
Under Construction
FID
Announced
0
20
40
60 mi

WHITEHAWK MINERALS

Source: EIA data.
Note: Map excludes the Alaska LNG project (2.6 Bcf/d).
(1) As of 12/31/2025

15

AI + LNG = ~25% Increase in Natural Gas Demand Growth

Commentary

- U.S. natural gas demand is expected to grow materially over the next decade
  - **Key source of U.S. power** – natural gas generated **~41%** of U.S. electricity in 2025
  - **Power, Artificial Intelligence / Data Centers, and LNG Exports** are expected to add **~25%** of incremental natural gas demand by 2031 through under construction projects
  - This call on natural gas will result in either **higher gas prices** allowing WhiteHawk to capture upside without operators funding new development and/or **operators increase production** and WhiteHawk benefits **without funding the new development**

Under Construction Natural Gas Demand (Bcf/d)


~25% Increase
160
140
120
100
80
60
40
20
0
106.9
10.0
17.0
133.9
2025 U.S. Natural Gas Demand
Power and AI/Data Center Demand
Incremental LNG exports
Implied 2031 + U.S. Natural Gas Demand

Source: EIA, Company estimates, EQT investor presentation, and publicly available data.
Note: 2025 U.S. Natural Gas Demand includes 2025 LNG exports.

WHITEHAWK MINERALS

16

Appalachia Haynesville Mid-Continent Other Total Gross Unit Acres 975,000 725,000 1,700,000 150,000 3,550,000 Net Royalty Acres(1) 32,696 14,328 88,408 7,640 143,072 Implied Avg. Net Revenue Interest Across DSUs(2) 0.42% 0.25% 0.65% 0.64% 0.51% 2Q26 Production Mix         Top Operators           Oil Gas NGLs 38.8 MMcfe/d 17.6 MMcfe/d 6.7 MMcfe/d 7.0 MMcfe/d 70.0 MMcfe/d Source: WhiteHawk data as of 6/30/2026 unless otherwise noted. Does not include SJM II acquisition. Normalized to 1/8th. Calculated as net royalty acres divided by 8, divided by gross unit acres. Asset Overview by Basin

Executive Management Team



Daniel Herz | *Founder, President, Chairman & Chief Executive Officer*

- Founded WhiteHawk Energy in 2021, an independent minerals and royalties company
- Director for Presidio Petroleum (2026+)
- Founder, President & Chief Executive Officer of Falcon Minerals (NASDAQ: FLMN): 2018-2021
- Founder and President of Osprey Energy Acquisition Corp. (NASDAQ: OSPR)
- Chief Executive Officer of Titan Energy (NYSE: TTEN), and President of Atlas Energy Group, LLC (NYSE: ATLS): 2015-2018
- Served in executive capacities for the Atlas companies from 2004-2015, including Sr. Vice President of Corp. Development, leading to their ultimate sales to Chevron (2011) and Targa Resources (2015)

Atlas Energy
AtlasPipeline
Falcon Minerals
Osprey Energy



Jeffrey Slotterback
Chief Financial Officer

Atlas Energy
AtlasPipeline
Deloitte.

- Director, Chief Financial Officer, Treasurer & Secretary at WhiteHawk Minerals Corp.
- Founder & Partner at PhiCap Advisors
- Director & Chief Financial Officer at Titan Energy: 2016 – 2021
- Principal Executive Officer & Chief Financial Officer at Atlas Energy Group: 2015 – 2021
- Senior Auditor at Deloitte & Touche, LLP: 2004 – 2007



Matthew Heinlein
Head of Corporate Development

Blackstone
Falcon Minerals
Jefferies

- Vice President & Head of Corporate Development & Strategy at WhiteHawk Minerals Corp.
- Private Equity at The Blackstone Group: 2019 – 2021
- Financial Associate at Falcon Minerals Corporation (NASDAQ: FLMN): 2018 – 2019
- Investment Banking at Jefferies: 2016 – 2018



Michael Downs
Chief Operating Officer

Atlas Energy
Falcon Minerals
protiviti

- Chief Operating Officer at WhiteHawk Minerals Corp.
- Partner at PhiCap Advisors
- Interim Chief Financial Officer at Zefiro Methane Corp
- Chief Operating Officer at Falcon Minerals (NASDAQ: FLMN): 2018 – 2022
- Vice President of Operations at Atlas Energy Group: 2011 – 2018
- Audit Manager at Protiviti: 2008 – 2009

WHITEHAWK MINERALS
18

Track Record of Creating Value for Shareholders

2000 | 2005 | 2010 | 2015 | 2016 | 2020 | 2021 | Today

Atlas Energy & Atlas Pipeline Partners

Atlas Pipeline

- Took public in 2000 for $40 million valuation
- Built a significant G&P business in Oklahoma and the Permian basin with over 11,000 miles of pipeline and 17 processing plants
- Sold to Targa Resources for **$7.7 billion**

Atlas Energy

- Took public in 2004 for $200 million valuation
- Pioneered the Marcellus Shale, drilling many of the initial wells in the play(1)
- Sold to Chevron Corporation for **$4.3 billion**

Falcon Minerals

Falcon Minerals | **SITIO ROYALTIES**

- Formed in 2018 via a SPAC combination with Osprey Energy
- Completed 30 Eagle Ford mineral and royalty acquisitions
- Completed an all-stock **$1.9 billion** merger with Desert Peak Minerals and rebranded as Sitio Royalties
- Sitio sold to Viper Energy in June 2025 for **$4.1 billion**

WhiteHawk Energy

WHITEHAWK MINERALS

- Formed in 2022 with a clear mission to build the premier natural gas minerals and royalty platform
- Investment strategy centered around $3-$5 billion of private-equity owned natural gas mineral royalties nearing the end of their investment cycles and fund lives
- Successfully completed eight large acquisitions spanning over ~3.6MM gross unit acres primarily focused on the Utica, Marcellus, and Haynesville Shale
- Delivered dividend for 49 consecutive months through IPO (2)

Initial Public Offering

Source: Publicly available and company provided data. Excludes Vector acquisition.
(1) In the Marcellus between the IPO and announcement of the sale to Chevron (2005 – 2010).
(2) Historical dividend was paid monthly. Dividends are not guaranteed and are authorized by the Board of Directors. The Up-C structure will result in dividend payments being dependent upon distributions from OpCo and WHK's operating subsidiaries as well as restrictions contained in the agreements governing WHK's indebtedness.

WHITEHAWK MINERALS
19

Appendix

Reconciliation of Non-GAAP Measures Reflects inclusion of non-recurring transaction expenses associated with the initial public offering. Reflects a reduction in cash interest expense related to the paydown of outstanding debt made at the closing of the initial public offering. Reflects a reduction in cash income taxes related to the acquisition of PHX Minerals, Inc. made in Q2 2025 that were paid in Q2 2026. Reflects a reduction in preferred dividends related to the redemption of Series B preferred that occurred in Q2 2026. ADJUSTED EBITDA RECONCILIATION Three Months Ended June 30, 2026 Net income (loss) $ (39,205) Interest expense, net 5,034 Depletion, depreciation and accretion 10,198 Income tax expense (benefit) 9,414 Management fees 15,841 Unrealized loss (gain) on commodity derivative instruments (6,655) Loss on extinguishment of debt 21,722 Stock-based compensation 925 Change in fair value of earnout liability 1,694 Transaction costs 1,691 (a) Adjusted EBITDA $ 20,659 CASH AVAILABLE FOR DISTRIBUTION Three Months Ended June 30, 2026 Net cash provided by operating activities $ 3,861 Amortization of debt issuance costs (299) Interest expense, net 5,034 Change in deferred income taxes (6,004) Income tax expense (benefit) 9,414 Management fees 15,841 Transaction costs 1,691 (a) Changes in operating assets and liabilities (8,880) Cash interest expense, net (1,587) (b) Cash income taxes (550) (c) Preferred dividends (1,163) (d) Cash available for distribution $ 17,358 Cash available for distribution per share Class A common stock outstanding 23,795,450 Class B common stock outstanding 3,750,000 Common stock outstanding 27,545,450 CAD per Share $ 0.63